Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I,
Alfred P. Poor, Chief Executive Officer of Ideanomics, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.
Date: August 4, 2023.

By:	/s/ Alfred P. Poor
Name:	Alfred P. Poor
Title:	Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.